Inventory	12 Months Ended
Dec. 31, 2023
Disclosure of inventories [Abstract]
Inventory	Inventory
The components of inventory are as follows:

As at Dec. 31	2023	2022
Parts, materials and supplies	72	83
Coal	38	43
Emission credits	45	27
Natural gas	2	4
Total	157	157
No inventory was pledged as security for liabilities.
As at Dec. 31, 2023, the Company holds 962,548 emission credits in inventory that were purchased externally with a recorded book value of $45 million (Dec. 31, 2022 – 963,068 emission credits with a recorded book value of $27 million). The Company also has 3,121,837 (Dec. 31, 2022 – 3,619,450) of internally generated eligible emission credits from the Company's Wind and Solar and Hydro segments which have no recorded book value. This includes the eligible emission performance credits earned by the Alberta Hydro facilities formerly under dispute that has now been resolved. Refer to Note 36 for details.
Emission credits can be sold externally or can be used to offset future emission obligations from our gas facilities located in Alberta, where the compliance price of carbon is expected to increase, resulting in a reduced cash cost for carbon compliance in the year of settlement.
In June 2023, the Company settled the 2022 carbon compliance obligation in cash. The compliance price of carbon for the 2022 obligation settled was $50 per tonne. It increased to $65 per tonne in 2023.
During 2022, the Company utilized 1,169,333 emission credits with a carrying value of $35 million to settle the 2021 carbon compliance obligation of $47 million. The difference of $12 million was recognized as a reduction in the Company's carbon compliance costs in 2022.